UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2021

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 351 300 Washington Street Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Result of Operations and Financial Condition

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2021, the Company, after discussion with its independent registered public accounting firm and the Audit Committee of the Board of Directors, concluded that a non-cash error was made in the application of certain complex accounting guidance for collaboration agreements, and the revenue recognition associated with the previously disclosed collaboration and license agreement (“the “Collaboration Agreement”) between the Company and Relief Therapeutics Holding AG, which was entered into on March 19, 2021. The correction of this non-cash error will result in a restatement of the Company’s unaudited condensed interim financial statements and financial data covering the fiscal quarters ended March 31, 2021 and June 30, 2021 (collectively, the “Restated Periods”).

The Company anticipates that the restatement will reflect the correction of the allocation of transaction price related to the Collaboration Agreement, and the associated estimate of stand-alone selling price of each of the units of account identified in the Collaboration Agreement. The Company anticipates that correcting this non-cash error will (i) reduce revenue, increase loss from operations and increase net loss for the quarter ended March 31, 2021 and the six months ended June 30, 2021 by up to approximately $3.2 million; (ii) increase net loss per share for the quarter ended March 31, 2021 and the six months ended June 30, 2021; (iii) increase total liabilities and accumulated deficit and decrease total stockholders’ equity by up to approximately $3.2 million; and (iv) reflect these amounts in the year-to-date totals in the financial statements for the nine months ended September 30, 2021. The Company is also adjusting for other immaterial corrections for the three and six months ended June 30, 2021.

In addition, the Company is evaluating the impact of the error described above on its internal control over financial reporting and disclosure controls and procedures, and expects to report one or more material weaknesses in internal control over financial reporting related to this matter and to report that its internal control over financial reporting and disclosure controls and procedures were not effective as of the Restated Periods, as applicable, as well as in subsequent periods until such material weakness or weaknesses are remediated. The Company has begun to evaluate and implement remedial measures based on the findings from the ongoing work to restate its prior period financial statements.

The Audit Committee concluded that the previously issued unaudited condensed interim financial statements and financial data covering Restated Periods contained in the Company’s Quarterly Reports on Form 10-Q require restatement and should no longer be relied upon. Similarly, related press releases, earnings releases, investor presentations and other communications describing the Company’s unaudited condensed interim financial statements and financial data for the Restated Periods, including management’s assessment of internal control over financial reporting and disclosure controls and procedures, should no longer be relied upon.

In order to affect the restatement of the unaudited condensed interim financial statements for the Restated Periods, the Company expects to file an Amendment No. 1 to each of its Quarterly Reports on Form 10-Q for the Restated Periods with the U.S. Securities and Exchange Commission (“SEC”) as soon as practicable on or before November 22, 2021. The restatement will have no impact on the Company’s cash position or operating expenses or its ongoing operations or future plans. Thereafter and as soon as practicable on or before November 22, 2021, the Company expects to file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021.

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with BDO USA, LLP, the Company’s independent registered public accounting firm.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements regarding the nature of the corrected accounting methodology, the estimated impact of these corrections on both historical and future financial results, the timing of the amended Quarterly Reports on Form 10-Q, management’s conclusion that there was a material weakness in the Company’s internal control over financial reporting during the Restated Periods and management’s ongoing evaluation of the impact of the restatement on its internal control over financial reporting and disclosure controls and procedures. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results, including the Company’s expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 15, 2021	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Operating Officer and Chief Financial Officer

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